Exhibit 10.4
CASH AMERICA INTERNATIONAL, INC.
AMENDMENT NO. 3 TO NOTE AGREEMENT
As of December 21, 2007
To the Persons Named on
Annex 1 Hereto
Ladies and Gentlemen:
     Cash America International, Inc., a Texas corporation (hereinafter, the “Company”), together with its successors and assigns, agrees with you as follows:
1. PRELIMINARY STATEMENTS.
     1.1. Note Issuance, etc.
     The Company issued and sold $42,500,000 in aggregate principal amount of its 7.20% Senior Notes due August 12, 2009 (as they may be amended, restated or otherwise modified from time to time, the “Senior Notes”) pursuant to that certain Note Agreement, dated as of August 12, 2002 (as amended by that certain Amendment No. 1 to Note Agreement, dated as of September 7, 2004, and that certain Amendment No. 2 to Note Agreement, dated as of December 31, 2006, and as in effect immediately prior to giving effect to the Amendment (as defined below) provided for hereby, the "Existing Note Agreement”, and as amended hereby, the “Note Agreement”). The register for the registration and transfer of the Senior Notes indicates that the parties named in Annex 1 (the "Current Holders”) to this Amendment No. 3 to Note Agreement (this “Amendment Agreement”) are currently the holders of the entire outstanding principal amount of the Senior Notes.
2. DEFINED TERMS.
     Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Note Agreement.
3. AMENDMENT TO THE EXISTING NOTE AGREEMENT.
     Subject to Section 5, the Existing Note Agreement is amended as provided for by this Amendment Agreement as follows:
     3.1. Section 2.01; Definition of “Consolidated Tangible Net Worth.” The definition of “Consolidated Tangible Net Worth” set forth in Section 2.01 of the Existing Note Agreement shall be and is hereby amended and restated in its entirety and replaced with the following definition:
     ““Consolidated Tangible Net Worth” means, as of any date, the total shareholders’ equity which would appear on a consolidated balance sheet of the Company and the Consolidated Subsidiaries prepared as of such date in accordance with GAAP less the sum of (i) the aggregate amount of all currency translation adjustments (gains and losses) shown on such balance sheet and (ii) the net book value of all Intangible Assets shown on such balance sheet. As used in this definition, “Intangible Assets” means those assets (including licenses, patents, copyrights, trademarks, tradenames, franchises, goodwill, experimental expenses and other similar assets) which would be classified as intangible assets for purposes of a balance sheet prepared in accordance with GAAP; provided that, as used in this definition, “Intangible Assets” shall not include any intangible assets (including, without limitation, goodwill) acquired by the Company or any Consolidated Subsidiary in connection with the Company’s acquisition of substantially all of the assets of The Check Giant, LLC and its subsidiaries (d/b/a CashNetUSA) in September 2006. For the avoidance of doubt, Consolidated Tangible Net Worth shall be calculated giving effect to all past and future gains and losses of Subsidiaries and other entities which are not Consolidated Subsidiaries, in each case as provided by GAAP.”
     Such amendment is referred to herein as the “Amendment.”
4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
     To induce you to enter into this Amendment Agreement and to consent to the Amendment, the Company represents and warrants to you as follows:
     4.1. Full Disclosure.
     Neither the financial statements and other certificates previously provided to each of the Current Holders pursuant to the provisions of the Existing Note Agreement nor the statements made in this Amendment Agreement nor any other written statements furnished to each of the Current Holders by or on behalf of the Company in connection with the proposal and negotiation of the transactions contemplated hereby, taken as a whole, contained any untrue statement of a material fact or omitted a material fact necessary to make the statements contained therein and herein not misleading, in each case as of the time such financial statements or certificates were provided or such statements were made or furnished. There is no fact known to the Company relating to any event or circumstance that has occurred or arisen since the Closing Date that the Company has not disclosed to each of the Current Holders in writing that has had or, so far as the Company can now reasonably foresee, could reasonably be expected to have, a Material Adverse Effect.
     4.2. Power and Authority.
     The Company has all requisite corporate power and authority to enter into and perform its obligations under this Amendment Agreement.
     4.3. Due Authorization.
     This Amendment Agreement has been duly authorized by all necessary action on the part of the Company, has been executed and delivered by a duly authorized officer of the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except that enforceability may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors’ rights generally and subject to the availability of equitable remedies.

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     4.4. No Defaults.
     No event has occurred and no condition exists that, upon the execution and delivery of this Amendment Agreement, would constitute a Default or an Event of Default.
5. EFFECTIVENESS OF AMENDMENT.
     The Amendment shall become effective as of the first date written above (the “Effective Date”) upon the satisfaction of all of the following conditions precedent:
     5.1. Execution and Delivery of this Amendment Agreement.
     The Company and the Required Holders shall have executed and delivered this Amendment Agreement.
     5.2. Guarantors.
     Each Guarantor which delivered a Joint and Several Guaranty shall have executed and delivered to you the Consent and Reaffirmation attached hereto as Exhibit A.
     5.3. Fees and Expenses.
     Whether or not the Amendment becomes effective, the Company will promptly (and in any event within thirty Business Days of receiving any statement or invoice therefor) pay all reasonable fees, expenses and costs relating to this Amendment Agreement, including, but not limited to, the reasonable fees of your special counsel, Bingham McCutchen LLP, incurred in connection with the preparation, negotiation and delivery of this Amendment Agreement and any other documents related hereto. Nothing in this Section shall limit the Company’s obligations pursuant to Section 11.02 of the Note Agreement.
6. MISCELLANEOUS.
     6.1. Part of Existing Note Agreement; Future References, etc.
     This Amendment Agreement shall be construed in connection with and as a part of the Existing Note Agreement and, except as expressly amended by this Amendment Agreement, all terms, conditions and covenants contained in the Existing Note Agreement are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment Agreement may refer to the Existing Note Agreement without making specific reference to this Amendment Agreement, but nevertheless all such references shall include this Amendment Agreement unless the context otherwise requires.
     6.2. Counterparts.
     This Amendment Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each

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counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.
     6.3. Governing Law.
     THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN NEW YORK.
[Remainder of page intentionally left blank; next page is signature page.]

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     If you are in agreement with the foregoing, please so indicate by signing the acceptance below on the accompanying counterpart of this agreement and returning it to the Company, whereupon it will become a binding agreement among you and the Company.

CASH AMERICA INTERNATIONAL, INC.

By:	/s/ Austin D. Nettle
Name: Austin D. Nettle
Title: Vice President and Treasurer

[ Signature Page to Amendment No. 3 to 2002 Note Agreement ]

     The foregoing Amendment Agreement is hereby accepted as of the date first above written. By its execution below, each of the undersigned represents that it is either the registered owner of one or more of the Senior Notes or is the beneficial owner of one or more of the Senior Notes and is authorized to enter into this Amendment Agreement in respect thereof.

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA

By: Name:	/s/ Brian K. Roelke Brian K. Roelke
Title:	Director

MINNESOTA LIFE INSURANCE COMPANY
By:	Advantus Capital Management, Inc.

By:	/s/ Joseph R. Betlei

Name:	Joseph R. Betlei
Title:	Vice President

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN
By:	Advantus Capital Management, Inc.

By:	/s/ Joseph R. Betlei

Name:	Joseph R. Betlei
Title:	Vice President:

AMERICAN FIDELITY ASSURANCE COMPANY
By:	Advantus Capital Management, Inc.

By:	/s/ Robert W. Thompson

Name:	Robert W. Thompson
Title:	Vice President

GREAT WESTERN INSURANCE COMPANY
By:	Advantus Capital Management, Inc.

By:	/s/ Robert W. Thompson

Name:	Robert W. Thompson
Title:	Vice President

[ Signature Page to Amendment No. 3 to 2002 Note Agreement ]

FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN
By:	Advantus Capital Management, Inc.

By:	/s/ Theodore R. Hoxmeier

Name:	Theodore R. Hoxmeier
Title:	Vice President

FARM BUREAU GENERAL INSURANCE COMPANY OF MICHIGAN
By:	Advantus Capital Management, Inc.

By:	/s/ Theodore R. Hoxmeier

Name:	Theodore R. Hoxmeier
Title:	Vice President

MTL INSURANCE COMPANY
By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)
By: Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Timothy M. Laczkowski

Name:	Timothy M. Laczkowski
Title:	Vice President

[ Signature Page to Amendment No. 3 to 2002 Note Agreement ]

Annex 1
CURRENT HOLDERS
Teachers Insurance and Annuity Association of America
Minnesota Life Insurance Company
Farm Bureau Life Insurance Company of Michigan
MTL Insurance Company
American Fidelity Assurance Company
Great Western Insurance Company
Farm Bureau Mutual Insurance Company of Michigan
Farm Bureau General Insurance Company of Michigan
MetLife Insurance Company of Connecticut

Exhibit A
CONSENT AND REAFFIRMATION
     Each of the undersigned (the “Guarantors”) hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 3 to Note Agreement (the “Third Amendment”); (ii) consents to the Company’s execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Company to the holders of the Senior Notes pursuant to the terms of those certain Joint and Several Guaranties, entered into by the Guarantors pursuant to the terms of the Note Agreement (collectively, the “Guaranty”); and (v) reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although each of the Guarantors has been informed of the matters set forth herein and in the Third Amendment and has acknowledged and agreed to the same, such Guarantors understand that the holders of the Senior Notes have no obligation to inform any of the Guarantors of such matters in the future or to seek any of the Guarantors’ acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty. Capitalized terms used in this Consent and Reaffirmation and not otherwise defined herein have the meanings ascribed to them in the Third Amendment.

     In witness whereof, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such Third Amendment.

GUARANTORS

BRONCO PAWN & GUN, INC.
CASH AMERICA ADVANCE, INC.
CASH AMERICA FINANCIAL SERVICES, INC.
CASH AMERICA FRANCHISING, INC.
CASH AMERICA HOLDING, INC.
CASH AMERICA, INC.
CASH AMERICA, INC. OF ALABAMA
CASH AMERICA, INC. OF ALASKA
CASH AMERICA, INC. OF COLORADO
CASH AMERICA, INC. OF ILLINOIS
CASH AMERICA, INC. OF INDIANA
CASH AMERICA, INC. OF KENTUCKY
CASH AMERICA, INC. OF LOUISIANA
CASH AMERICA, INC. OF NEVADA
CASH AMERICA, INC. OF NORTH CAROLINA
CASH AMERICA, INC. OF OKLAHOMA
CASH AMERICA, INC. OF SOUTH CAROLINA
CASH AMERICA, INC. OF TENNESSEE
CASH AMERICA, INC. OF UTAH
CASH AMERICA, INC. OF VIRGINIA
CASH AMERICA MANAGEMENT L.P.,
by its general partner, CASH AMERICA HOLDING, INC.
CASH AMERICA OF MISSOURI, INC.
CASH AMERICA PAWN L.P.,
by its general partner, CASH AMERICA HOLDING, INC.
CASH AMERICA PAWN, INC. OF OHIO
CASHLAND FINANCIAL SERVICES, INC.
DOC HOLLIDAY’S PAWNBROKERS & JEWELLERS, INC.
EXPRESS CASH INTERNATIONAL CORPORATION
FLORIDA CASH AMERICA, INC.
GEORGIA CASH AMERICA, INC. GAMECOCK PAWN & GUN, INC.
HORNET PAWN & GUN, INC.
LONGHORN PAWN AND GUN, INC.
MR. PAYROLL CORPORATION
RATI HOLDING, INC.

TIGER PAWN & GUN, INC.
UPTOWN CITY PAWNERS, INC.
VINCENT’S JEWELERS AND LOAN, INC.

By:	/s/ Jerry A Wackerhagen
Name:	Jerry A. Wackerhagen
Title: President

CASH AMERICA NET HOLDINGS, LLC
CASH AMERICA NET CANADA, INC.

By:	/s/ Daniel R. Feehan
Name: Daniel R. Feehan
Title: Chief Executive Officer

CASH AMERICA NET OF ALABAMA, LLC
CASH AMERICA NET OF ALASKA, LLC
CASH AMERICA NET OF ARIZONA, LLC
CASH AMERICA NET OF CALIFORNIA, LLC
CASH AMERICA NET OF COLORADO, LLC
CASH AMERICA NET OF DELAWARE, LLC
CASH AMERICA NET OF FLORIDA, LLC
CASH AMERICA NET OF HAWAII, LLC
CASH AMERICA NET OF IDAHO, LLC
CASH AMERICA NET OF ILLINOIS, LLC
CASH AMERICA NET OF INDIANA, LLC
CASH AMERICA NET OF IOWA, LLC
CASH AMERICA NET OF KANSAS, LLC
CASH AMERICA NET OF LOUISIANA, LLC
CASHNET CSO OF MARYLAND, LLC
CASH AMERICA NET OF MICHIGAN, LLC
CASH AMERICA NET OF MINNESOTA, LLC
CASH AMERICA NET OF MISSISSIPPI, LLC
CASH AMERICA NET OF MISSOURI, LLC
CASH AMERICA NET OF MONTANA, LLC
CASH AMERICA NET OF NEBRASKA, LLC
CASH AMERICA NET OF NEVADA, LLC
CASH AMERICA NET OF NEW HAMPSHIRE, LLC

CASH AMERICA NET OF NEW MEXICO, LLC
CASH AMERICA NET OF NORTH DAKOTA, LLC
CASH AMERICA NET OF OHIO, LLC
CASH AMERICA NET OF OKLAHOMA, LLC
CASH AMERICA NET OF OREGON, LLC
CASH AMERICA NET OF PA, LLC
CASH AMERICA NET OF PENNSYLVANIA, LLC
CASH AMERICA NET OF RHODE ISLAND, LLC
CASH AMERICA NET OF SOUTH DAKOTA, LLC
CASH AMERICA NET OF TEXAS, LLC
CASH AMERICA NET OF UTAH, LLC
CASH AMERICA NET OF VIRGINIA, LLC,
CASH AMERICA NET OF WASHINGTON, LLC
CASH AMERICA NET OF WISCONSIN, LLC
CASH AMERICA NET OF WYOMING, LLC
CASHNETUSA CO, LLC
CASHNETUSA OR, LLC
THE CHECK GIANT NM, LLC
CASHEURONET UK, LLC

by their Manager, CASH AMERICA NET HOLDINGS, LLC

By:	/s/ Daniel R. Feehan
Name: Daniel R. Feehan
Title: Chief Executive Officer